Income Taxes	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 10. — INCOME TAXES

Following is a reconciliation of the expected statutory U.S. Federal income tax provision to the actual income tax expense for the respective periods (in thousands):

	Years Ended December 31,
	2013	2012	2011
Net loss attributable to CAMAC Energy Inc. before income tax expense	$(43,525)	$(29,529)	$(24,913)
Expected income tax provision at statutory rate of 35%	(15,234)	(10,335)	(8,720)
Increase (decrease) due to:
Foreign-incorporated subsidiaries	-	-	4,102
Net losses not realizable currently for U.S. tax purposes	15,234	10,335	4,618
Total income tax expense	$-	$-	$-

Significant components of our deferred tax assets are as follows (in thousands):

	As of December 31,
	2013	2012
Basis difference in fixed assets	$(105,007)	$(50,121)
Unused capital allowances	341,540	276,644
Net operating losses	26,650	16,922
Share-based compensation	837	368
	264,020	243,813
Valuation allowance	(264,020)	(243,813)
Net deferred income tax assets	$-	$-

The majority of the Company’s basis difference in fixed assets and unused capital allowances were generated from its Nigerian operations. The Company’s foreign net operating losses in Nigeria are not subject to expiration, and can be carried forward indefinitely. The foreign operating losses in The Gambia and Kenya are included in the respective subsidiaries cost oil accounts, which will be offset against future taxable revenues.

Management assesses the available positive and negative evidence to estimate if existing deferred tax assets will be utilized. Based on current facts and circumstances related to its Nigerian operations, Management has determined that it cannot demonstrate that it is more likely than not that the Nigerian losses and unutilized capital allowances will be utilized to reduce the Company’s petroleum profit tax liability within the foreseeable future. Furthermore, since the Company does not currently have any revenue generating activities either in the U.S. or in any of its non-Nigerian subsidiaries, it cannot demonstrate that it is more likely than not that any of the related deferred tax assets will be utilized in the foreseeable future.

On the basis of this assessment, valuation allowances of $264.0 million and $243.8 million were recorded as of December 31, 2013 and 2012, respectively.

At December 31, 2013 and 2012, the Company was subject to foreign and United States federal taxes only, with no allocations made to state and local taxes.

The following table summarizes the tax years that remain subject to examination by major tax jurisdictions:

United States:	2007 - 2013
Nigeria:	2010 - 2013
Kenya:	2012 - 2013
Gambia:	2012 - 2013